EXHIBIT (e)(5)

ROLLOVER AGREEMENT

This ROLLOVER AGREEMENT (this “Agreement”) is dated as of February 25, 2024, by and among (i) Atlas Neon Parent, Inc., a Delaware corporation (“Parent”), (ii) Atlas Neon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), (iii) the Persons listed on the signature pages hereto under the heading “Sponsors” (“Sponsors”) and (iv) the Persons listed on the signature pages hereto under the heading “Additional Rollover Holders” (“Additional Holders”, and “Holders”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

BACKGROUND

1. Parent and Merger Sub are parties to the Agreement and Plan of Merger dated as of the date hereof (as amended, supplemented or modified from time to time in accordance with the terms thereof and in compliance with this Agreement, the “Merger Agreement”), with NGM Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), pursuant to which, upon the terms and subject to the conditions set forth therein, Parent has agreed to cause Merger Sub to commence a cash tender offer (as it may be amended from time to time in accordance with the terms of the Merger Agreement, the “Offer”) to purchase all the outstanding shares of common stock, par value $0.001 per share (the “Company Common Stock”), of the Company for a price per share of $1.55, subject to applicable tax withholding and without interest (the “Offer Price”). On the terms and subject to the conditions set forth in the Merger Agreement, following the closing of the Offer, Parent will cause Merger Sub to merge with and into the Company (“Merger”), with the Company surviving as a subsidiary of Parent.

2. Sponsors are party to the Rollover Agreement with Parent and Merger Sub, dated as of the date hereof (the “Sponsor Rollover Agreement”), pursuant to which Sponsors desire, in lieu of receiving the Offer Price and subject to the terms and conditions set forth therein, immediately prior to the Merger Closing, to contribute that number of Company Common Stock held by it that is set forth on the signature pages thereto (the “Sponsor Rollover Shares”) and in exchange for each such Sponsor Rollover Share to receive 100 newly issued common shares of Parent, par value US$0.001 (“Parent Shares”)

3. Each Holder desires, in lieu of receiving the Offer Price and subject to the terms and conditions set forth herein, immediately prior to the Merger Closing, to contribute that number of Company Common Stock held by it that is set forth on such Holder’s signature page hereto (such Holder’s “Rollover Shares”) and in exchange for each such Rollover Share to receive 100 newly issued Parent Shares.

4. This Agreement governs the relationship of the parties hereto pending the Merger Closing (including in respect of the Merger Agreement, the Merger and the other Transactions) and with respect to Parent and the Parent Shares following the Merger Closing.

ARTICLE

ROLLOVER

Section 1.1 Contribution and Subscription. Effective immediately prior to the Merger Closing and subject to and conditioned upon the satisfaction of the conditions set forth in Section 1.3, (x) each Holder agrees to and hereby does contribute, assign, transfer and deliver to Parent, and Parent agrees to and hereby does acquire, assume and accept from each Holder, all of such Holder’s right, title and interest in, to and under the number of Rollover Shares as set forth on such Holder’s signature page hereto and (y) in consideration for such contribution and concurrently therewith, Parent shall and does issue to such Holder (or, if agreed in writing by such Holder and Parent, an Affiliate of such Holder), and such Holder shall, automatically and with no further action thereby, subscribe for, acquire and accept, that number of Parent Shares equal to 100 times the number of Holder’s Rollover Shares so contributed hereunder (such contribution and subscription, the “Rollover Closing”). Each Holder hereby acknowledges and agrees that (i) delivery of the Parent Shares pursuant to and in accordance with the foregoing sentence shall constitute complete satisfaction of all obligations towards or sums due to such Holder by Parent and Merger Sub in respect of the Rollover Shares held by such Holder and cancelled at the Merger Closing as contemplated by the Merger Agreement, and (ii) such Holder shall have no right to the Offer Price pursuant to the Offer, the Merger or otherwise in respect of the Rollover Shares of such Holder.

Section 1.2 Adjustments. Parent may determine in its sole discretion to reduce, in whole or in part, the amount of Rollover Shares of any Holder upon written notice given to such Holder at least three (3) Business Days prior to the Rollover Closing. Upon delivery of such notice, the number of Rollover Shares opposite such Holder’s name shall be reduced as provided in such notice (and for the avoidance of doubt the Company Common Stock so reduced shall thereupon cease to be Rollover Shares hereunder and shall instead have the right to the Offer Price in connection with the Offer and Merger).

Section 1.3 Conditions.

(a) Conditions to the Obligation of each Holder. The obligation of each Holder under this Agreement to consummate the transactions of such Holder contemplated hereby is subject to the satisfaction of the following conditions prior to or concurrently with the Rollover Closing: (i) the representations and warranties made in this Agreement by Parent shall be true and correct in all material respects as of the Rollover Closing; (ii) each of the covenants and obligations that Parent is required to comply with or to perform pursuant to this Agreement shall have been complied with and performed in all material respects; (iii) the execution and delivery of this Agreement by Parent, Merger Sub and the Sponsors; (iv) the contribution of the Sponsor Rollover Shares to Parent pursuant to the Sponsor Rollover Agreement; and (v) effective immediately following the Rollover Closing, the Merger Closing shall occur pursuant to and in accordance with the Merger Agreement as in effect on the date hereof.

(b) Conditions to the Obligation of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the transactions of Parent and Merger Sub contemplated hereby is subject to, in each case with respect to the applicable Holder, the satisfaction of the following conditions prior to or concurrently with the Rollover Closing: (i) the representations and warranties made in this Agreement by the applicable Holder shall be true and correct in all material respects as of the Rollover Closing; (ii) each of the covenants and obligations that the applicable Holder is required to comply with or to perform pursuant to this Agreement shall have been complied with and performed in all material respects; (iii) the execution and delivery of this Agreement and the accredited investor certificate in the form attached as Exhibit B in each case by the applicable Holder; and (iv) effective immediately following the Rollover Closing, the Merger Closing shall occur pursuant to and in accordance with the Merger Agreement.

ARTICLE II

RESTRICTIONS ON TRANSFER

Section 2.1 Agreement Not to Transfer.

(a) Except for the contribution to Parent of Rollover Shares pursuant to this Agreement or with the prior written consent of Parent, Holder hereby agrees, from the date hereof until the termination of this Agreement in accordance with its terms, such Holder shall not, and shall cause its Affiliates not to, directly or indirectly:

(i) offer for sale, sell (constructively or otherwise), transfer, assign, tender in any tender or exchange offer (including the Offer), gift, hedge, pledge, charge, mortgage, grant, encumber, hypothecate or otherwise assign or dispose of (by merger, testamentary disposition, operation of Law or otherwise) (collectively, “Transfer”), or enter into any Contract, option or other arrangement or understanding with respect to the Transfer of any of its Rollover Shares or any interest therein, including, without limitation, any swap transaction, option, warrant, forward purchase or sale transaction, futures, derivative or any other similar transaction (including any option with respect to any such transaction) or combination of any such transactions, in each case involving any of its Rollover Shares which (x) has, or could reasonably be expected to have, the effect of reducing or limiting such person’s economic interest in such Rollover Shares and/or (y) with respect to its Rollover Shares, grants a third party the right to vote or direct the voting, tender, sale or Transfer of such Rollover Shares;

(ii) deposit any of its Rollover Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement;

(iii) convert or exchange, or take any action which would result in the conversion or exchange of, any of its Rollover Shares; provided, that the foregoing shall not apply to the conversion, exercise or settlement of any incentive units of the Company in accordance with the terms and conditions thereof; or

(iv) agree to take any of the actions referred to in this Section 2.1.

(b) If any involuntary Transfer of any Holder’s Rollover Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Rollover Shares subject to all of the restrictions, obligations, liabilities and rights under this Agreement, which shall continue until this Agreement is terminated in accordance with its terms.

(c) Any action taken in violation of this Section 2.1 shall, to the fullest extent permitted by law, be null and void ab initio.

(d) Each Holder hereby authorizes and instructs the Company to cause the Company’s transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to all of the Rollover Shares or other capital stock or any securities convertible into or exercisable or exchangeable for Rollover Shares or other capital stock of the Company owned or held (of record or beneficially) by such Stockholder during the term of this Agreement.

Section 2.2 Agreement Not to Tender. Holder hereby agrees that, from the date hereof until the termination of this Agreement in accordance with its terms, such Holder shall not, and shall cause its Affiliates not to, directly or indirectly, tender or agree or commit to tender any of its Rollover Shares pursuant to the Offer, including in any “subsequent offering period” in accordance with Rule 14d-11 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To the extent any Holder directly or indirectly tenders or purports to tender any of its Rollover Shares in the Offer in violation or contravention of this Agreement, such Holder acknowledges and agrees that, to the maximum extent permitted by applicable Law, such tender and any right to receive the Offer Price thereunder shall in each case be null and void in all respects and such Rollover Shares shall remain subject to the terms of this Agreement; provided, if at any time the Rollover Shares are required under applicable Law to be treated pursuant to and in accordance with the Offer and the Merger Agreement and/or to receive the Offer Price, then the contribution of such Rollover Shares to Parent and the issuance of Parent Shares to such Holder in consideration therefor in each case as contemplated by this Agreement shall be null and void in all respects and such Holder shall have no claim or right to any Parent Shares pursuant to this Agreement or otherwise in respect of any such Rollover Shares. For the avoidance of doubt, each Holder acknowledges and agrees that, with respect to any share of Company Common Stock, in no circumstances shall such Holder have the right to receive both the Offer Price and any Parent Shares. This Article II shall terminate in the event that the offered price in the Offer exceeds the Offer Price.

ARTICLE III

COVENANTS

Section 3.1 Covenants. From the date hereof until this Agreement is terminated in accordance with its terms, each Additional Holder, severally and not jointly:

(a) agrees to not, and to cause its Affiliates and Representatives (in their respective capacities as such) to not, without the prior written consent of Parent, (i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion offer or request that constitutes, or would reasonably be expected to lead to, any Company Takeover Proposal, (ii) enter into, continue or maintain discussions or negotiations with, or provide any non-public information relating to the Company or any of its subsidiaries to, any Person in connection with any Company Takeover Proposal, (iii) approve, agree to, accept, endorse, vote its Rollover Shares against and to recommend rejecting any Company Takeover Proposal or (iv) enter into any agreement, arrangement or understanding or have discussions with any other potential Holder or acquirer, group of Holders or acquirors, or the Company or any of its representatives with respect to the subject matter of this Agreement and the Merger Agreement or any other similar transaction involving the Company including any Company Takeover Proposal; provided, the foregoing shall not limit or restrict any Holders or any representatives thereof in their capacity as a director or officer of the Company (and not in its capacity as a representative of a shareholder or its Affiliate) from exercising any fiduciary duties and responsibilities solely in such capacity in accordance with the Merger Agreement and applicable Law;

(b) agrees, prior to the termination of this Agreement in accordance with its terms, not to knowingly take any action that would make any representation or warranty of such Person contained herein untrue or incorrect or have or could have the effect of preventing, impeding or interfering with or adversely affecting the performance by such Person of its obligations under this Agreement;

(c) irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Merger that such Person may have with respect to such Person’s shares of Company Common Stock (including, without limitation, any rights under Section 262 of the DGCL);

(d) agrees not to initiate any action seeking to enjoin, prevent or delay the Merger or any of the transactions contemplated thereby or claiming that the Offer Price or issuance of Parent Shares, as applicable, are not fair to the Company or any of its shareholders or that is intended, or would reasonably be expected, to impede, frustrate, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by such Rollover Shareholder of its or his obligations under this Agreement;

(e) agrees to permit the Company to publish and disclose in a Rule 13e-3 Transaction Statement on Schedule 13E-3, Schedule 14D-9 or any other publicly filed document related to the Transactions, such Person’s identity and beneficial ownership of Shares or other equity securities of the Company and the nature of such Person’s commitments, arrangements and understandings under this Agreement;

(f) agrees that such Person shall not, without the prior written consent of Parent, acquire any new shares of Company Common Stock or any other securities of the Company, including, without limitation, by purchase, exchange or change of such shares, combination, reclassification or upon exercise or conversion of any securities of the Company after the date hereof, but excluding any such shares issued as a result of a share dividend, share split or recapitalization; provided, that the foregoing shall not apply to the issuance of such shares upon conversion, exercise or settlement of any incentive units of the Company in accordance with the terms and conditions thereof or any issuance of new shares by the Company;

(g) agrees that such Holder or any of its respective Affiliates has not and shall not enter into any material agreement, arrangement or transaction with any Holder relating to the Transactions without the prior written consent of Parent, except for non-reliance letters, access letters and other agreements related to diligence reports and agreements of similar nature;

(h) agrees, subject to the limitations in the Merger Agreement, to use reasonable best efforts and provide all cooperation as may be reasonably requested by Parent to obtain all applicable governmental, statutory, regulatory or other approvals, licenses, waivers or exemptions required or, in the reasonable opinion of the Sponsors, desirable for the consummation of the Transactions;

(i) agrees, following the date hereof any in any event at least ten (10) Business Days prior to the Rollover Closing, with respect to any Rollover Shares of which such Holder is not the holder of record, to transfer or cause to be transferred such Rollover Shares to (at Holder’s election) (x) such Holder as the holder of record thereof or (y) to such broker or exchange agent as Parent may designate to such Holder in writing; and

(j) agrees that, upon request of Parent, such Person shall execute and deliver any additional documents, consents or instruments and take such further actions as may reasonably be necessary to carry out the provisions of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of each Holder. Each Holder, severally and not jointly, represents and warrants to Parent that, as of the date hereof and as of the Rollover Closing:

(a) such Holder is the legal owner of the Rollover Shares set forth on its signature page hereto and has good and valid title to such Rollover Shares, free and clear of all Liens except as may be imposed by applicable securities Law;

(b) such Holder has the requisite power and authority to execute and deliver this Agreement, to perform such Person’s obligations hereunder and to consummate the transactions contemplated hereby;

(c) if such Holder is not a natural person, such Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(d) this Agreement has been duly executed and delivered by such Holder and, if such Holder is not a natural person, the execution, delivery and performance of this Agreement by such Holder, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or similar action on the part of such Person and no other corporate or similar actions or proceedings on the part of such Person are necessary to authorize this Agreement or to consummate the transactions contemplated hereby;

(e) assuming due authorization, execution and delivery by Parent, this Agreement constitutes a legal, valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms;

(f) except as contemplated hereby or disclosed in a Schedule 13D filed with the SEC by a Holder, as amended as of the date hereof, there are no options, warrants or other rights or Contracts to which it is a party relating to the pledge, disposition or voting of any of such Holder’s Rollover Shares, and such Rollover Shares are not subject to any voting trust agreement or other Contract to which Holder or any of its Affiliates is a party restricting or otherwise relating to the voting or Transfer of such Rollover Shares (other than the express terms of this Agreement);

(g) except for the applicable requirements of the Exchange Act and Laws of the State of Delaware, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of such Holder for the execution, delivery and performance of this Agreement by such Holder or the consummation by such Holder of the transactions contemplated hereby, and (ii) neither the execution, delivery or performance of this Agreement by such Holder, nor the consummation by such Holder of the transactions contemplated hereby, nor compliance by such Person with any of the provisions hereof shall violate any Contract to which such Holder is a party or by which such Holder or any property or asset of such Holder is bound or affected, in each case which have, or could have, the effect of preventing, impeding or interfering with or adversely affecting the performance by such Holder of its obligations under this Agreement or violate any applicable Law;

(h) as of the date hereof, there is no Proceeding pending or, to the knowledge of such Holder, threatened against such Holder or any of Affiliates that restrict, prohibit, or delay (or, if successful, would restrict or prohibit, restrict or delay) the performance by such Holder of its obligations under this Agreement;

(i) such Holder (i) has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Parent concerning the terms and conditions of the transactions contemplated hereby and the merits and risks of owning Parent Shares, (ii) is a sophisticated investor familiar with the risk and nature of transactions of the type contemplated by this Agreement and the Merger Agreement, (iii) acknowledges that it has been advised to discuss with its own legal, tax and financial advisors the meaning and legal, tax and financial consequences of this Agreement and the transactions contemplated hereby, (iv) acknowledges that the value of the Parent Shares is uncertain and subject to considerable risk and may be less than the Offer Price and that none of Parent, Merger Sub, the Sponsors, the other Holders, or any of their respective Affiliates or Representatives makes any representations or warranties as to the value or performance of the Parent Shares, and (v) acknowledges it must bear and is capable of bearing the economic risk of the Parent Shares for an indefinite period of time as such Parent Shares have not been registered for sale or Transfer under the Securities Act or otherwise and therefore cannot be sold or otherwise Transferred unless either the Parent Shares are subsequently registered thereunder or an exemption from such registration is available;

(j) such Holder is (i) acquiring the Parent Shares for such Holder’s own account, for investment only, and not with a view to any resale or public distribution thereof and (ii) is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act (and, at the date hereof, such Holder has delivered to Parent an executed accredited investor certificate in the form attached as Exhibit B to this Agreement);

(k) if such Holder is a married individual and such Holder’s Rollover Shares constitute community property or otherwise require spousal approval in order for this Agreement to be a legally valid and binding obligation of such Holder, this Agreement has been duly executed and delivered by such Holder’s spouse and constitutes a legally valid and binding obligation of such Holder’s spouse, enforceable against such Holder’s spouse in accordance with its terms;

(l) such Holder understands and acknowledges that Parent and Merger Sub are entering into this Agreement and the Merger Agreement in reliance upon such Holder’s execution, delivery and performance of this Agreement and the accuracy of the representations and warranties of such Holder hereunder.

Section 4.2 Representations and Warranties of Parent. Parent represents and warrants to each Holder that as of the date hereof and as of immediately prior to the Rollover Closing:

(a) Parent is a Delaware corporation, duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate or similar power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and the execution, delivery and performance of this Agreement by Parent and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and no other corporate actions or proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. Assuming due authorization, execution and delivery by the other parties, this Agreement constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms;

(b) except for the applicable requirements of the Exchange Act and Laws of the State of Delaware and as set forth in the Merger Agreement, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of Parent for the execution, delivery and performance of this Agreement by Parent or the consummation by Parent of the transactions contemplated hereby, and (ii) neither the execution, delivery or performance of this Agreement by Parent, nor the consummation by Parent of the transactions contemplated hereby, nor compliance by Parent with any of the provisions hereof shall violate any material Contract to which Parent is a party or by which Parent or any of its property or asset is bound or affected, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or any of its properties or assets;

(c) at the Rollover Closing, the Parent Shares to be issued under this Agreement shall have been duly and validly authorized and when issued and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions arising under applicable securities Laws, the organizational documents of Parent or the Shareholder Agreement;

(d) immediately after the Rollover Closing, the Parent Shares issued pursuant to this Agreement shall be all of the Parent Shares outstanding (other than any shares which may have been issued by Parent in connection with the formation thereof, which in any event shall be forfeited or cancelled promptly following the Rollover Closing for no consideration);

(e) Parent and Merger Sub have no, and immediately prior to the Rollover Closing, will have no, assets (other than Parent’s equity interests in Merger Sub), liabilities or obligations of any nature other than those incident to its formation and capitalization pursuant to this Agreement, the Merger Agreement and the Transactions; and

(f) Merger Sub is wholly-owned by Parent.

ARTICLE V

GOVERNANCE

Section 5.1 Interim Governance. The Sponsors shall have the sole right to (and the Additional Holders shall not have any right or ability to) cause Parent or Merger Sub to take any action or refrain from taking any action (i) that is not in contravention of this Agreement or the Merger Agreement or (ii) in order for Parent or Merger Sub to comply with their respective obligations, satisfy their respective closing conditions or exercise their respective rights under the Merger Agreement, including (a) determining that any of the Offer Conditions or conditions to the closing of the Merger have been satisfied and, assuming such satisfaction, determining to close the Offer and/or the Merger, (b) waiving compliance with any covenants, agreements or the conditions contained in the Offer Documents and/or Merger Agreement or amending, supplementing or modifying any such agreement, (c) terminating the Offer or the Merger Agreement in accordance with its respective terms, (d) extending the expiration of the Offer and/or increasing the offer price in the Offer, (e) controlling, directing and settling any shareholder-related suit, claim or proceeding arising in connection with the transactions contemplated by the Merger Agreement or the Offer, (f) determining not to consummate the contribution and subscription contemplated by this Agreement, and/or (g) causing Parent and Merger Sub to initiate litigation or other legal action against the Company in connection with a breach or alleged breach of the Merger Agreement and to take any other necessary actions in connection thereto.

Section 5.2 Post-Closing Governance. Each Additional Holder acknowledges and agrees that it is obligated to execute and deliver, prior to the consummation of the Merger, (i) one or more definitive agreements with respect to the matters set forth on Exhibit A hereto (the “Shareholder Agreement”) and (ii) amend the organizational and other relevant corporate documents of Parent or its applicable Affiliate as the Sponsors may determine is required to give effect to Exhibit A. The Shareholder Agreement and such organizational and other relevant corporate documents shall be consistent with the terms and conditions set forth on Exhibit A, and in any event no less favorable to each Additional Holder as set forth therein. Each Additional Holder agrees to promptly execute the Shareholder Agreement and such organizational and other relevant corporate documents promptly following a request by Parent for execution prior to the Rollover Closing, which request will include the execution version of the Shareholder Agreement. In the event that the Holders are unable to agree on the terms of the Shareholder Agreement prior to the Merger Closing, the Merger shall not be delayed and the terms set forth on Exhibit A hereto (along with such additional terms as shall have been agreed to among the parties) shall govern with respect to the matters set forth therein following the Merger until such time as the Holders enter into a Shareholder Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Expenses.

(a) Transaction Expenses. The parties hereto expressly authorize Parent to incur, and hereby ratify any prior incurrence by Parent of, fees, costs and expenses of counsel, accountants, consultants and other advisors with respect to and that are customary for the transactions contemplated by this Agreement or the Merger Agreement (“Parent Transaction Expenses”). The parties hereto acknowledge that the Sponsors may have incurred Parent Transactions Expenses on behalf of Parent (whether at, prior to or after its formation), that such amounts shall be treated as Parent Transaction Expenses and that Parent shall directly or indirectly reimburse the Sponsors for any such Parent Transaction Expenses. To the extent Parent, any Sponsors or any of their respective Affiliates is required to or does, directly or indirectly, pay any Parent Transaction Expenses to any third party, each Holder shall, promptly and in any event within three (3) Business Days following written notice from Parent to the Holders and conditioned upon such payment, transfer by wire transfer of immediately available funds to the account designated by Parent in such notice such Holder’s pro rata portion of such payment (based on relative number of Rollover Shares), which pro rata amount shall be specified in such notice. Except as set forth in this paragraph, each party hereto shall bear its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

(b) Company Termination Fee. In the event of a termination of the Merger Agreement in which a Company Termination Fee or any other amount, either as an expense reimbursement, damages or otherwise, is paid to Parent or Merger Sub by the Company or its subsidiaries or Affiliates, Parent or Merger Sub, as the case may be, shall first pay (or cause to be paid) all Parent Transaction Expense and discharge all of Parent’s and Merger Sub’s other liabilities and distribute the remainder to the Holders, pro rata based on the relative number of Rollover Shares held thereby.

Section 6.2 Amendment and Waiver. Any provision of this Agreement may be amended or waived only in a writing signed (a) in the case of any amendment, by Parent and the Sponsors; provided, that any amendment that would be materially adverse and disproportionate to an Additional Holder as compared to any other Holder must be signed by such Additional Holder, and (b) in the case of a waiver, by the party or parties waiving rights hereunder. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.

Section 6.3 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

Section 6.4 Remedies. The parties hereto agree that, except as provided herein, this Agreement will be enforceable by all parties hereto by all available remedies at Law or in equity (including, without limitation, specific performance, without bond or other security being required). Upon any breach or threatened breach of this Agreement by any party hereto, including if the Merger Agreement is breached or the Merger fails to be consummated in each case due (directly or indirectly) to any Holder’s breach of any of its obligations under this Agreement, Parent shall be entitled to (a) specific performance of this Agreement, (b) payment or reimbursement by the breaching Holder of all out-of-pocket damages or expenses incurred by Parent, Merger Sub or the non-breaching Holders (including recovery of all termination fee, expense reimbursement obligations or other amounts payable by Parent or Merger Sub under the Merger Agreement) relating to, or arising from, such breach, and/or (c) reimbursement by the breaching Holder for any costs of enforcement incurred by Parent and/or the Sponsors in seeking to enforce such remedies.

Section 6.5 No Recourse. Notwithstanding any provision of this Agreement or otherwise, the parties to this Agreement agree on their own behalf and on behalf of their respective Affiliates that this Agreement may only be enforced against, and any litigation for breach of this Agreement may only be made against, the parties to this Agreement, and, with respect to each party to this Agreement, none of such party’s former, current or future equity holders, controlling persons, directors, officers, employees, agents, representatives, Affiliates, members, managers, general or limited partners, attorneys or assignees (or any Person itself in any such capacity of any of the foregoing) (each, a “Non-Recourse Party”) that is not a party to this Agreement shall have any liability or obligation relating to this Agreement or any of the transactions contemplated herein or in respect of any oral representations made or alleged to be made in connection herewith. None of the parties shall have any rights of recovery in respect hereof against any Non-Recourse Party and no personal liability shall attach to any Non-Recourse Party through any party hereto, or otherwise, whether by or through attempted piercing of the corporate veil, by or through a litigation (whether in tort, contract or otherwise), by the enforcement of any judgment, fine or penalty or by virtue of any Law, or otherwise. No Additional Holder may bring any Action against Parent or any Sponsor except to specifically enforce its rights that are specifically granted to such Additional Holder hereunder.

Section 6.6 Governing Law; Jurisdiction. This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relating to this Agreement or the negotiation, execution or performance of this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without respect to its applicable principles of conflicts of laws that might require the application of the laws of another jurisdiction. Each of the Parties hereby irrevocably and unconditionally (i) submits, for itself and its property, to the exclusive jurisdiction and venue of the state courts of the State of Delaware in any action arising out of or relating to this Agreement, including the negotiation, execution or performance of this Agreement and agrees that all claims in respect of any such action shall be heard and determined in the Delaware Court of Chancery, and if such court does not have subject matter jurisdiction thereof, any other court of the State of Delaware or any federal court sitting in the State of Delaware, (ii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement in any such court, including any objection based on its place of incorporation or domicile, (iii) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action in any such court and (iv) agrees that a final judgment in any such action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the Parties consents and agrees that service of process, summons, notice or document for any action permitted hereunder may be delivered by registered mail or electronic mail addressed as set forth on the signature pages hereto or in any other manner permitted by applicable Law.

Section 6.7 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY BE BASED UPON, ARISE OUT OF OR RELATED TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY FOR ANY DISPUTE BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH, TERMINATION OR VALIDITY THEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO OTHER PARTY NOR ITS REPRESENTATIVES, AGENTS OR ATTORNEYS HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.8 Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission or waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

Section 6.9 Other Agreements; Assignment. This Agreement, together with the agreements referenced herein, constitute the entire agreement, and supersede all prior agreements, understandings, negotiations and statements, both written and oral, among the parties or any of their Affiliates with respect to the transactions contemplated hereby (other than the Merger Agreement and the other agreements expressly referred to herein or therein as being entered into in connection with the Merger Agreement). This Agreement shall not be assigned by any party hereto without the prior written consent of Parent.

Section 6.10 Non-Circumvention. Each party hereto agrees that it shall not indirectly accomplish that which it is not permitted to accomplish directly under this Agreement.

Section 6.11 No Third-Party Beneficiaries. This Agreement shall be binding on each party hereto solely for the benefit of each other party hereto and nothing set forth in this Agreement, express or implied, shall be construed to confer, directly or indirectly, upon or give to any Person other than the parties hereto any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the parties hereto to enforce, any provisions of this Agreement, except the Non-Recourse Parties shall have the right to enforce their rights pursuant to and in accordance with Section 6.5.

Section 6.12 Confidentiality. Except as permitted under this paragraph, each Additional Holder (the “Recipient”) shall not, and shall direct its Affiliates and Representatives to not, disclose any Confidential Information obtained in connection with this Agreement or the transactions contemplated hereby without the prior written consent of Parent; provided that the Recipient may disclose any Confidential Information (i) to any of its Affiliates and Representatives who need to know such Confidential Information in connection with advising such Holder with respect to this Agreement, the Merger Agreement or the transactions contemplated hereby and, in each case, (prior to such disclosure) have agreed, or are bound by obligations at least as stringent as the obligations herein, to maintain the confidentiality of such Confidential Information as set out herein or (ii) to the extent required by applicable Law, provided Recipient shall, to the extent permitted by applicable Law, inform Parent of such required disclosure, request confidential treatment of any such disclosure and reasonably cooperate with Parent at Parent’s expense to minimize any such disclosure. “Confidential Information” refers to all information obtained in confidence by one Holder from any other Holder, Parent, the Company or any of their respective Affiliates or Representatives in connection with this Agreement or the Transactions (including the identity of the Holders and the beneficial owners thereof), unless such information (a) is already or becomes known to the receiving Holder prior to the disclosure thereof, (b) is provided to the receiving Holder by a third party which is not known by such receiving Holder to be bound by a duty of confidentiality with respect to such information, (c) is or becomes publicly available other than through a breach of this Agreement by such receiving Holder, or (d) is developed independently by or for the receiving Holder without using any Confidential Information.

Section 6.13 Public Disclosures. Except with the prior written consent of Parent or solely to the extent required by applicable Law, no Additional Holder shall issue any press release or otherwise make any public statement with respect to this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby without the prior written consent of each of the other Holders. In the event that an Holder becomes obligated to issue a press release or otherwise make a public statement as described in the preceding sentence, it shall, to the extent permitted by law, (x) notify as promptly as possible Parent and the Sponsors of the existence, terms and circumstances surrounding such obligation; (y) consult with Parent and the Sponsors on the content of such press release or other public statement; and (z) include the name of any other Holders in such press release or other public statement only to the extent legally compelled to do so. Notwithstanding the foregoing, each Holder may make any beneficial ownership filings or other filings with the SEC, or amendments thereto, in respect of the Company and its securities, that such Holder reasonably believes is required under applicable law without the prior written consent of Parent, provided that each such Holder shall coordinate with the other Holders in good faith regarding the content and timing of such filings or amendments in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby.

Section 6.14 Power of Attorney. Each Additional Holder, by its execution of this Agreement, hereby irrevocably makes, constitutes and appoints Parent (and such other Persons as may from time to time be designated by Parent) with full power of substitution and resubstitution, such Additional Holder’s true and lawful proxy, agent and attorney-in-fact, with full power and authority in such Additional Holder’s name, place and stead, to execute, swear to, acknowledge, deliver, file and record all instruments and other documents and do such other acts which Parent reasonably deems appropriate or necessary to effect or evidence contribution and deposit of the Rollover Shares in accordance with Article I, its covenants in accordance with Article III, and the other actions and obligations required of such Additional Holder pursuant to and in accordance with this Agreement, and such power of attorney may be exercised at any time and from time to time from the date hereof until the termination of this Agreement pursuant to and in accordance with Section 6.17. The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive such Additional Holder’s death, disability, incapacity, dissolution, bankruptcy, insolvency or termination and the transfer of all or any portion of its Company Common Stock and shall extend to such Additional Holder’s heirs, successors, assigns and personal representatives, and any person dealing with Parent may conclusively and absolutely rely, without inquiry, upon any act of the Parent as the act of Parent in the matters referred to in this paragraph. Other than as provided in this paragraph, each Additional Holder shall not, directly or indirectly, grant any Person any proxy (revocable or irrevocable), power of attorney or other authorization with respect to any of its Rollover Shares. Parent may terminate this proxy with respect to any Additional Holder at any time at its sole election by written notice provided to the Additional Holder.

Section 6.15 Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or electronic transmission in “portable document format”), each such counterpart when executed shall be deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.

Section 6.16 Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 6.17 Termination. Except with respect to Section 4.1 (Representations and Warranties of each Holder) and this Article VI (Miscellaneous), this Agreement will terminate upon the earlier to occur of (a) the Merger Closing, (b) the termination of the Merger Agreement in accordance with its terms, and (c) September 30, 2024; provided, that any liability for any failure to comply with the terms of this Agreement prior to termination shall survive such termination.

Section 6.18 No Presumption Against Drafting Party. Each of the Parties to this Agreement acknowledges that it has been represented by independent counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

Section 6.19 No Partnership. Except as expressly contemplated herein, nothing in this Agreement is intended to, and this Agreement shall not, create a partnership between the parties hereto. Accordingly, (i) the rights, obligations and duties of each party hereto in relation to the other parties with respect to the subject matter of this Agreement shall be only those contractual rights, obligations and duties that are created by the express terms of this Agreement and shall not include any fiduciary or other implied rights, obligations or duties of any kind, (ii) no party hereto shall be authorized to act on behalf of the other parties except as otherwise expressly provided by the terms of this Agreement and (iii) no party hereto shall be obligated to any third party for the obligations or liabilities of any other party hereto.

Section 6.20 Intended Tax Treatment. For U.S. federal, and applicable state and local income tax purposes each of the contributions of Rollover Shares hereunder, taken collectively, shall be treated as an integrated transaction qualifying under Section 351(a) of the Internal Revenue Code of 1986, as amended.

Section 6.21 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by electronic mail or on the next Business Day if transmitted by international overnight courier,

(a) if to Parent or any Sponsor, to

c/o The Column Group

1 Letterman Drive, Building D, Suite DM-900

San Francisco, California 94129

Telephone No.: (415) 865-2050

Attention: Peter Svennilson, Dave Goeddel, James Evangelista

Email: [***]

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

535 Mission Street, 24th Floor

San Francisco, California 94105

Telephone No.: (628) 432-5100

Attention: Austin S. Pollet

Email: apollet@paulweiss.com

(b) if to any Additional Holder, to the address set forth on its signature page hereto.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

PARENT:

ATLAS NEON PARENT, INC.

By:	/s/ Peter Svennilson
Name:	Peter Svennilson
Title:	President and Secretary

MERGER SUB:

ATLAS NEON MERGER SUB, INC.

By:	/s/ Peter Svennilson
Name:	Peter Svennilson
Title:	President and Secretary

[Signature Page to Rollover Agreement]

SPONSOR:

The Column Group II, LP

By: The Column Group II GP, LP
Its: General Partner

By: The Column Group, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

The Column Group III, LP

By: The Column Group III GP, LP
Its: General Partner

By: The Column Group, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

The Column Group III, LP

By: The Column Group III GP, LP
Its: General Partner

By: The Column Group, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

The Column Group IIIA, LP

By: The Column Group III GP, LP
Its: General Partner

By: The Column Group, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

The Column Group IIIA, LP

By: The Column Group III GP, LP
Its: General Partner

By: The Column Group, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

The Column Group IV, LP

By: The Column Group IV GP, LP
Its: General Partner

By: The Column Group IV GP, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

The Column Group IVA, LP

By: The Column Group IV GP, LP
Its: General Partner

By: TCG IV GP, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

The Column Group Management, LP

By: The Column Group, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

THE COLUMN GROUP OPPORTUNITY III, LP

By: The Column Group Opportunity III GP, LP
Its: General Partner

By: TCG Opportunity III GP, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

THE COLUMN GROUP OPPORTUNITY III, LP

By: The Column Group Opportunity III GP, LP
Its: General Partner

By: TCG Opportunity III GP, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

Ponoi Capital, LP

By: Ponoi Management, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

Ponoi Capital II, LP

By: Ponoi II Management, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

The Column Group GP, LP

By: The Column Group, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

SPONSOR:

The Column Group, LP

By: The Column Group GP, LP
Its: General Partner

By: The Column Group, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Partner & CFO

Address:	[***]

Email:	[***]

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Arthur D. Levinson

By:	/s/ Arthur D. Levinson
Name:	Arthur D. Levinson
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☐ Broker name: ___

ROLLOVER SHARES: 650,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Peder Isacson

By:	/s/ Peder Isacson
Name:	Peder Isacson
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 162,540

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Klas Juhlin

By:	/s/ Klas Juhlin
Name:	Klas Juhlin
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 30,750

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Bathina Philipson

By:	/s/ Bathina Philipson
Name:	Bathina Philipson
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 601,017

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Tjian-Belcher Revocable Trust

By:	/s/ Robert Tjian
Name:	Robert Tjian
Title:	Trustee

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☐ Broker name: ______

ROLLOVER SHARES: 87,500

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Steven J. Winick

By:	/s/ Steven J. Winick
Name:	Steven J. Winick
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 137,922

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Tyler D. Goeddel Irrevocable Trust

By:	/s/ Robert T. Stenson
Name:	Robert T. Stenson
Title:	Trustee

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 50,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Tarzan Investment LLC

By:	/s/ Gart A. Jungels
Name:	Gart A. Jungels
Title:	Co-manager

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 37,500

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Heather Goeddel-Willis

By:	/s/ Heather Goeddel-Willis
Name:	Heather Goeddel-Willis
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 50,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

James Richard McKeown

By:	/s/ James Richard McKeown
Name:	James Richard McKeown
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 3,353

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Louise Skaj

By:	/s/ Louise Skaj
Name:	Louise Skaj
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 53,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Mridula Kumari Ray

By:	/s/ Mridula Kumari Ray
Name:	Mridula Kumari Ray
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 391

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Peter Svennilson

By:	/s/ Peter Svennilson
Name:	Peter Svennilson
Title:	Managing Partner

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 20,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Peter Svennilson

By:	/s/ Peter Svennilson
Name:	Peter Svennilson
Title:	Managing Partner

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 24,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Erik V. Goeddel

By:	/s/ Erik V. Goeddel
Name:	Erik V. Goeddel
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 50,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Hui Tian

By:	/s/ Hui Tian
Name:	Hui Tian
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 321,424

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

IEI Finans A/S

By:	/s/ Klaus Skovsen
Name:	Klaus Skovsen
Title:	CEO

By:	/s/ Poul Kristiansen
Name:	Poul Kristiansen
Title:	Member of Board

By:	/s/ Jan Kristiansen
Name:	Jan Kristiansen
Title:	Member of Board

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 1,680,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Alterna Invest S.A., SPF

By:	/s/ Mads Gorm Mullertz
Name:	Mads Gorm Mullertz
Title:	Director

By:	/s/ Torben Madsen
Name:	Torben Madsen
Title:	Director

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 1,324,294

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Alterna Diversified Invest S.A., SPF

By:	/s/ Mads Gorm Mullertz
Name:	Mads Gorm Mullertz
Title:	Director

By:	/s/ Torben Madsen
Name:	Torben Madsen
Title:	Director

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 882,863

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Fairmile Holdings, Inc.

By:	/s/ Mads Gorm P. Mullertz
Name:	Mads Gorm P. Mullertz
Title:	Director/Chairman

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 300,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Christopher Hollyday

By:	/s/ Christopher Hollyday
Name:	Christopher Hollyday
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 2,650

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Fairmile Holdings, Inc.

By:	/s/ Mads Gorm P. Mullertz
Name:	Mads Gorm P. Mullertz
Title:	Director/Chairman

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 300,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

IEI Finans A/S

By:	/s/ Klaus Skovsen
Name:	Klaus Skovsen
Title:	CEO

By:	/s/ Poul Kristiansen
Name:	Poul Kristiansen
Title:	Member of Board

By:	/s/ Jan Kristiansen
Name:	Jan Kristiansen
Title:	Member of Board

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 1,680,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

JeenJoo S. Kang

By:	/s/ JeenJoo S. Kang
Name:	JeenJoo S. Kang
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 497

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Mikael Skaj

By:	/s/ Mikael Skaj
Name:	Mikael Skaj
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 239,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Tim Kutzkey

By:	/s/ Tim Kutzkey
Name:	Tim Kutzkey
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 15,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Betina Steen Isacson

By:	/s/ Betina Steen Isacson
Name:	Betina Steen Isacson
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 22,095

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Pontus Isacson

By:	/s/ Pontus Isacson
Name:	Pontus Isacson
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 36,200

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Olga Isacson

By:	/s/ Olga Isacson
Name:	Olga Isacson
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 750

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Alterna Diversified S.A. SPF

By:	/s/ Mads Gorm Mullertz
Name:	Mads Gorm Mullertz
Title:	Director

By:	/s/ Torben Madsen
Name:	Torben Madsen
Title:	Director

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 882,863

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Alterna Invest S.A. SPF

By:	/s/ Mads Gorm Mullertz
Name:	Mads Gorm Mullertz
Title:	Director

By:	/s/ Torben Madsen
Name:	Torben Madsen
Title:	Director

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 1,324,294

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

William J. Rieflin

By:	/s/ William J. Rieflin
Name:	William J. Rieflin
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 2,774,340

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Goeddel 2004 Trust

By:	/s/ David V. Goeddel
Name:	David V. Goeddel
Title:	Trustee

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 164,180

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Alena Z. Goeddel Irrevocable Trust

By:	/s/ David V. Goeddel
Name:	David V. Goeddel
Title:	Trustee

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 110,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

David V. Goeddel Goeddel Rollover IRA

By:	/s/ David V. Goeddel
Name:	David V. Goeddel
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 50,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Freedom Capital Ventures Limited

By:	/s/ Monique Miller
Name:	Monique Miller
Title:	Senior Vice President of Euclidean Capital LLC, its Manager

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☐ Broker name: ______

ROLLOVER SHARES: 245,494

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Purple Mountain Capital Limited

By:	/s/ Joseph Cosmai
Name:	Joseph Cosmai
Title:	Assistant Secretary

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☐ Broker name: _____

ROLLOVER SHARES: 208,567

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Symmetry Group Ltd.

By:	/s/ Monique Miller
Name:	Monique Miller
Title:	Senior Vice President of Euclidean Capital LLC, its Manager

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☐ Broker name: ____

ROLLOVER SHARES: 746,674

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Karina Tin

By:	/s/ Karina Tin
Name:	Karina Tin
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☐ Broker name: [***]

ROLLOVER SHARES: 700

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Stanhope Investments

By:	/s/ Salem Mohamed Alameri
Name:	Salem Mohamed Alameri
Title:	Director

By:	/s/ Athra Al Zaabi
Name:	Athra Al Zaabi
Title:	Director

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☐ Broker name: _____

ROLLOVER SHARES: 2,083,333

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Jin-Long Chen

By:	/s/ Jin-Long Chen
Name:	Jin-Long Chen
Title:

Address:	[***]
Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 400,000

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Lynx1 Capital Management LP

By:	/s/ Weston A. Nichols
Name:	Weston A. Nichols
Title:	Managing Partner

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☐ Broker name: ____

ROLLOVER SHARES: 931,546

Ownership of the Rollover Shares: Lynx1 Capital Management LP

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Tichenor Ventures, LLC

By:	/s/ McHenry T. Tichenor, Jr.
Name:	McHenry T. Tichenor, Jr.
Title:	President

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☐

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 1,522,314

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

63019 Holdings, LLC

By:	/s/ Andrew Mulderry
Name:	Andrew Mulderry
Title:	Authorized Person

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☐ Broker name: ____

ROLLOVER SHARES: 53,360

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

91313 Investment Holdings LLC

By:	/s/ Andrew Mulderry
Name:	Andrew Mulderry
Title:	Authorized Person

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☐ Broker name: ____

ROLLOVER SHARES: 111,660

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Willett Select Investors (Tax Exempt) I LP

By:	/s/ Andrew Mulderry
Name:	Andrew Mulderry
Title:	Authorized Person

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☐ Broker name: ____

ROLLOVER SHARES: 835,968

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Kate Bach Medina 2018 Trust

By:	/s/ Kathryn B. Medina
Name:	Kathryn B. Medina
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 55,732

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Leo A. Guthart Roth IRA

By:	/s/ Leo A. Guthart
Name:	Leo A. Guthart
Title:	Owner

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 78,043

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Margaret Strauss Irrevocable NY Trust

By:	/s/ Leo A. Guthart
Name:	Leo A. Guthart
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 24,167

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Leo A. Guthart

By:	/s/ Leo A. Guthart
Name:	Leo A. Guthart
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 101,500

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Rebecca Guthart Irrevocable NY Trust

By:	/s/ Leo A. Guthart
Name:	Leo A. Guthart
Title:

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 24,166

[Signature Page to Rollover Agreement]

ADDITIONAL HOLDER:

Nathaniel F. Medina 2013 Trust

By:	/s/ Leo A. Guthart
Name:	Leo A. Guthart
Title:	Trustee

Address:	[***]

Email:	[***]

Ownership of the Rollover Shares:

Holder of record: ☒

Holder through a broker: ☒ Broker name: [***]

ROLLOVER SHARES: 18,666

[Signature Page to Rollover Agreement]

Exhibit A

Shareholder Agreement Term Sheet

Documentation:	At closing, Parent and the Holders will enter into a Shareholder Agreement containing the terms summarized below.

Security:	The Holders will all hold equity interests (“Shares”) in Parent of the same class, type and preference, and at the same price per Share. The parties intend for the Shares to be common stock and for Parent to be a Delaware corporation.

Board:	The board of directors of Parent (the “Board”) will be elected by Holders holding a majority of Parent’s then-outstanding Shares. Subject to the foregoing, the parties desire for the members of the Board to be substantially similar to those in effect prior to the Transactions.

Transfer:	No Additional Holder may directly or indirectly Transfer, other than to customary affiliates, any Shares without the prior written consent of the Board. Transfers by an Additional Holder to which the Board consents will also be subject to a right of first refusal in favor of Parent.

Tag-Along:	Each Holder will have customary tag-along rights in connection with Transfers by a Holder to non-affiliates, subject to customary exceptions.

Drag-Along:	If the Board proposes to Transfer to a non-affiliate all or any portion of the outstanding Shares or all or substantially all of the assets or business of Parent and its subsidiaries (in each case including in connection with an initial public offering), the Board will have the right to cause each Holder, to the extent applicable, to vote in favor of, reasonably cooperate with, waive any appraisal rights in respect of, and not oppose such transaction, in each case subject to customary limitations for the Holders being dragged.

Preemptive Rights:	If Parent wishes to issue any equity of Parent or its subsidiaries, each Holder holding at least 1% of Parent’s then-outstanding Shares will have preemptive rights to its pro rata portion of such Shares (or equivalents), subject to customary exceptions.

Information Rights:	Parent will provide to each Holder holding at least 5% of Parent’s then-outstanding Shares quarterly unaudited financial reports and annual audited financial reports, subject to customary limitations.

Management:	Parent will have the right to repurchase Shares held by employees or service providers who are terminated or voluntarily terminate employment with the Company on terms customary for transactions of this nature (including satisfaction of all or a portion of the purchase price with a subordinated note on customary terms). Additional Holders who are employees or service providers will also agree to confidentiality, non-compete and non-solicit restrictive covenants on customary terms effective until one year following the date on which they no longer hold Shares and are no longer an employee or service provider.

Amendments:	The Shareholder Agreement may be amended or waived by Holders holding a majority of the then-outstanding Shares, provided, subject to customary exceptions, no amendment or waiver will apply to any Holders disproportionately adversely effected thereby, relative to the Holders approving such amendment or waiver, without the prior written consent of the Holders holdings of a majority of the Shares held by such disproportionately adversely effected Holders.

Expenses:	Parent will be responsible for the payment or reimbursement of fees, costs and expenses incurred by the Sponsors in connection with the Transactions.

Exhibit B

Accredited Investor Certificate

[See attached]

Accredited Investor Certificate

The Holder represents and warrants that the Holder is an “accredited investor” (an “Accredited Investor”) as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), for one or more of the reasons specified below (please check all boxes that apply):

For Natural Persons

The Holder is a natural person and (please check all boxes that apply):

☐	has an individual net worth or a joint net worth with the Holder’s Spousal Equivalent[1] in excess of $1,000,000 (determined by subtracting total liabilities from total assets)[2];

☐

had an individual income in excess of $200,000 (or a joint income together with the Holder’s spouse or Spousal Equivalent in excess of $300,000) in each of the two most recently completed calendar years, and reasonably expects to have an individual income in excess of $200,000 (or a joint income together with the Holder’s spouse or Spousal Equivalent in excess of $300,000) in the current calendar year;

☐

holds in good standing one or more of the following professional certifications: General Securities Representative license (Series 7), Private Securities Offerings Representative license (Series 82), or Investment Adviser Representative license (Series 65); and/or

☐

is a “family client,” as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), whose prospective investment in the Partnership is directed by that person’s Qualified Family Office (as defined below).

For Entities

The Holder is an entity and (please check all boxes that apply):

☐	is a corporation, partnership, limited liability company, Massachusetts or similar business trust or organization described in Section 501(c)(3) of the U.S. Internal

[1]	“Spousal Equivalent” means the Holder’s spouse or a cohabitant occupying a relationship generally equivalent to that of a spouse.
[2]

For purposes of calculating the Holder’s net worth or joint net worth with the Holder’s Spousal Equivalent, the calculation should exclude the Holder’s primary residence and indebtedness thereon up to the gross value of such residence; provided, that if the amount of such indebtedness outstanding at the time of Holder’s admission to the Partnership would exceed the amount of such indebtedness outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability in the determination of Holder’s net worth. Further, for purposes of calculating the joint net worth of the Holder and the Holder’s Spousal Equivalent, the assets of the Holder and Spousal Equivalent need not be held jointly.

Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring interests in the Partnership that has total assets in excess of $5,000,000;

☐

is a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association, or other institution defined in Section 3(a)(5)(A) of the Securities Act acting in either its individual or fiduciary capacity (this includes a trust for which a bank acts as trustee and exercises investment discretion with respect to the trust’s decision to invest in the Partnership);

☐	is a broker dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐	is an investment adviser registered pursuant to Section 203 of the Advisers Act, or registered pursuant to the laws of a U.S. state;

☐	is an investment adviser relying on the exemption from registering with the U.S. Securities and Exchange Commission under Section 203(l) or (m) of the Advisers Act;

☐	is an insurance company as defined in Section 2(a)(13) of the Securities Act;

☐

is an investment company registered under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act;

☐	is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended;

☐	is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act of 1972, as amended;

☐

is a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of employees, having total assets in excess of $5,000,000;

☐

is an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (a) for which the investment decision to acquire an interest in the Partnership is being made by a plan fiduciary, as defined in Section 3(21) of ERISA, that is either a bank, savings and loan association, insurance company, or registered investment adviser, (b) which has total assets in excess of $5,000,000, or (c) which is self-directed, with the investment decisions made solely by persons who are Accredited Investors;

☐	is a private business development company as defined in Section 202(a)(22) of the Advisers Act;

☐

is a trust not formed for the specific purpose of acquiring interests in the Partnership with total assets in excess of $5,000,000 and directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Partnership;

☐	is a revocable trust (including a revocable trust formed for the specific purpose of acquiring an interest in the Partnership) and the grantor or settlor of such trust is an Accredited Investor;

☐

is a “family office” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, (a) with assets under management in excess of $5,000,000, (b) that was not formed for the specific purpose of acquiring interests in the Partnership, and (c) whose prospective investment in the Partnership is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of an investment in the Partnership (such a family office, a “Qualified Family Office”);

☐	is a “family client,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, whose prospective investment in the Partnership is directed by its Qualified Family Office;

☐

is an entity of a type not listed above that (i) was not formed for the specific purpose of acquiring interests in the Partnership and (ii) that owns “investments” (as defined in Rule 2a51-1(b) under the Investment Company Act) in excess of $5,000,000; and/or

☐	is an entity in which each equity owner is an Accredited Investor.[3]

[Signature Pages Follow]

[3]

For purposes of selecting this response, it is permissible to look through various forms of equity ownership to natural persons. Those natural persons and all other equity owners of the entity seeking Accredited Investor status must be Accredited Investors.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the date first written above.

Holder:

By:
Name:
Title: